UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): March 19, 2025

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56218	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of March 18, 2025, Mr. James Seo agreed to serve as Aeluma, Inc.’s (the “Company”) interim Chief Financial Officer/Principal Accounting Officer until the Company hires a full-time CFO. Mr. Seo has been serving as the Company’s Controller since May 2023. There are no family relationships between Mr. Seo and any of the Company’s directors or other executive officers. There is no arrangement or understanding between Mr. Seo and any other person pursuant to which Mr. Seo was selected as interim CFO. There have been no transactions involving Mr. Seo that would be required to be disclosed by Item 404(a) of Regulation S-K. The Company will enter into a standard indemnification agreement with him.

Mr. Seo has been serving as Controller at Aeluma, Inc. since May 2023. His responsibilities include helping the Company prepare its periodic reports to be filed with the U.S. Securities and Exchange Commission. Working with the Company CEO, Mr. Seo serves as a key liaison with the external independent audit firm and other key stakeholders regarding financial and compliance matters. He also provides strategic oversight for financial operations, accounting, budgeting, and financial planning. Prior to joining Aeluma, Mr. Seo served as Financial Analyst, Compliance and Reporting, at Transphorm, Inc. from January 2020 through April 2023. In this role, Mr. Seo was involved in the listing of Transphorm, Inc. through an alternative public offering in 2020, as well as a Nasdaq uplist in 2022. In addition to preparing and filing SEC forms, Mr. Seo also led the annual SOX 404 financial statement mapping, risk assessment, and scoping process. Mr. Seo holds a B.B.A. degree in Accounting from the University of Wisconsin, Milwaukee. Given Mr. Seo’s experience, Aeluma believes that he is qualified to serve as interim CFO and Principal Accounting Officer until the Company hires a full-time CFO.

Item 9.01:  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: March 19, 2025	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer, and Director